Note 2 - Summary of significant accounting policies: (Loss) earnings per share (Policies)	12 Months Ended
Dec. 31, 2025
Policies
(Loss) earnings per share

(Loss) earnings per share

(Loss) earnings per share (“EPS”) is computed by dividing net (loss) income attribute to the ordinary shareholders by the weighted average number of ordinary shares outstanding. Diluted EPS presents the dilutive effect on a per share basis of the potential ordinary shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential ordinary shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. For the years ended December 31, 2025, 2024 and 2023, there were no dilutive shares.